EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Blue Dolphin Energy Company (the “Company”) on Form 10-Q for the period ended September 30, 2015 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Tommy L. Byrd, Interim Chief Financial Officer, Treasurer and Assistant Secretary (Principal Financial Officer) of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 16, 2015	By:	/s/ TOMMY L. BYRD
Tommy L. Byrd
Chief Financial Officer, Treasurer and Assistant Secretary
(Principal Financial Officer)